UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 18, 2014

SFX Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36119	90-0860047
(Commission File Number)	(IRS Employer Identification No.)

430 Park Avenue, 6th Floor
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(646) 561-6400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement

On September 18, 2014, SFX Entertainment, Inc., a Delaware corporation (the “Company”), and Sillerman Investment Company III LLC (“Sillerman”), an entity controlled by Robert F.X. Sillerman, the Company’s Chief Executive Officer and Chairman of the board of directors, entered into a purchase agreement (the “Purchase Agreement”) pursuant to which Sillerman will purchase in a private placement $10 million aggregate principal amount of the Company’s 9.625% Second Lien Senior Secured Notes due 2019 (the “Sillerman Notes”).  The Sillerman Notes will constitute an additional issuance of and will be issued under the same indenture as the Company’s existing 9.625% Second Lien Senior Secured Notes due 2019 issued on February 4, 2014 (the “Existing Notes”) and the Sillerman Notes will be part of the same series as the Existing Notes.  Except as to certain issuance-related matters, the Sillerman Notes will have identical terms to the Existing Notes.

The foregoing description of the Purchase Agreement in this Current Report on Form 8-K (this “Current Report”) does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which will be attached as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ending September 30, 2014.

Item 2.03             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in “Item 1.01 - Entry into a Material Definitive Agreement” of this Current Report is incorporated herein by reference.

Item 7.01              Regulation FD Disclosure.

On September 19, 2014, the Company issued a press release announcing that it upsized and priced $75 million aggregate principal amount of its 9.625% Second Lien Senior Secured Notes due 2019  in connection with its previously announced private offering, including $10 million in a concurrent private placement of the Sillerman Notes.  The press release is attached as Exhibit 99.1 to this Current Report and incorporated by reference herein.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description

99.1	Press Release, dated September 19, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SFX ENTERTAINMENT, INC.

September 19, 2014	By:	/s/ Robert F.X. Sillerman
	Name:	Robert F.X. Sillerman
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated September 19, 2014